                                                                       EXHIBIT 1

                                  $100,000,000
                             7.625% NOTES DUE 2017


                       SECURITY CAPITAL INDUSTRIAL TRUST



                             UNDERWRITING AGREEMENT



July 8, 1997

                                       July 8, 1997



Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Dear Sirs:

     Security Capital Industrial Trust, a Maryland real estate investment trust ("SCI"), proposes to issue and sell to Goldman, Sachs & Co. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") $100,000,000 principal amount of its 7.625% Notes due 2017 (the "Securities"), to be issued pursuant to the provisions of an Indenture dated as of March 1, 1995 (the "Indenture") between SCI and State Street Bank and Trust Company, as Trustee (the "Trustee").

     SCI has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (File Number 333-13909) on Form S-3, including a form of prospectus, relating to certain debt and equity securities (the "Shelf Securities") to be issued from time to time by SCI. SCI proposes to file with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.


                                       I.

     SCI represents and warrants to the Underwriters that:

     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of SCI, threatened by the Commission.

     (b)(i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not, as of the effective date of such amendment or as of the date of such supplement, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(ii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not, as of the date of such amendment or supplement, as the case may be, and at the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Underwriters furnished to SCI in writing by Goldman, Sachs & Co. expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

     (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission will comply in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) SCI has been duly organized, is validly existing as a real estate investment trust of unlimited duration in good standing under the laws of the State of Maryland, has the trust power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on SCI and its Subsidiaries, taken as a whole.

     (e) Each subsidiary of SCI (within the meaning of the Securities Act) is listed in Annex A hereto (the "subsidiaries") and has been duly incorporated or organized, as the case may be, is validly existing as a corporation, trust or partnership in good standing under the laws of the jurisdiction of its organization, has the power (corporate or other) and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on SCI and its Subsidiaries, taken as a whole.

     (f) Each joint venture of SCI is listed in Annex B hereto (the "Joint Ventures" and, together with the subsidiaries, the "Subsidiaries") and has been duly organized, is validly existing as a joint venture in good standing under the laws of the jurisdiction of its organization, has the power (corporate or other) and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on SCI and its Subsidiaries, taken as a whole.

     (g) SCI has an authorized capitalization as set forth in the Prospectus (except as contemplated by the amendment to the declaration of trust of SCI adopted by the shareholders at the annual meeting of SCI held on June 24, 1997), and all of the issued shares of beneficial interest of SCI have been duly and validly authorized and issued, are fully paid and, except as described in the Prospectus, non-assessable; and all of the issued shares of capital stock or other equity interest of each Subsidiary of SCI have been duly and validly authorized and issued, are fully paid and, with respect to subsidiaries that are corporations, non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by SCI, free and clear of all liens, encumbrances, equities or claims.

     (h) The financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of SCI and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the period specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act.

     (i) This Agreement has been duly authorized, executed and delivered by SCI.

     (j) The Indenture has been duly authorized, executed and delivered and duly qualified under the Trust Indenture Act and is a valid and binding agreement of SCI, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the

Indenture and the Securities conform in all material respects to the descriptions thereof in the Prospectus.

     (k) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of SCI, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (l) The execution and delivery by SCI of, and the performance by SCI of its obligations under, this Agreement, the Indenture and the Securities will not contravene any provision of applicable law or the declaration of trust or by-laws of SCI or any agreement or other instrument binding upon SCI or any of its Subsidiaries that is material to SCI and its Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over SCI or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by SCI of its obligations under this Agreement, the Indenture or the Securities, except such as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities or such consents, approvals, authorizations, orders or qualifications, the failure of which to obtain would not have a material adverse effect on SCI and its Subsidiaries taken as a whole or on the consummation of the transactions contemplated by this Agreement or the Indenture or on the validity and enforceability of the Securities and the Indenture.

     (m) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of SCI and its Subsidiaries, taken as a whole, from that set forth in the Prospectus, except as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither SCI nor any of its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to SCI and its Subsidiaries taken as a whole.

     (n) There are no legal or governmental proceedings pending or, to the knowledge of SCI, threatened to which SCI or any of its Subsidiaries is a party or to which any of the properties of SCI or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or the documents incorporated by reference therein that are not described or filed as required.

     (o) Each preliminary prospectus, if any, filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

     (p) SCI is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

     (q) SCI and its Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit, license or approval and (iv) have no knowledge of the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by them, or of any unlawful spills, releases, discharges or disposal of such Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals or unlawful presence of Hazardous Materials or occurrence would not, singly or in the aggregate, have a material adverse effect on SCI and its Subsidiaries, taken as a whole.

          (r) Neither SCI nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its declaration of trust or by-laws or joint venture agreement or other governing instruments or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which SCI or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to SCI and its Subsidiaries taken as a whole.

          (s) SCI and its Subsidiaries taken as a whole carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their business and the value of their properties.

          (t) SCI and each of its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus and such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by SCI and its Subsidiaries; and all real property and buildings held under lease by SCI and its Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by SCI and its Subsidiaries.

          (u) With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim, SCI has met the requirements for qualification as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and SCI's present and contemplated organization, ownership, method of operation, assets and income continue to meet such requirements; SCI Limited Partnership-I, SCI Limited Partnership-II, SCI Limited Partnership-III and SCI Limited Partnership-IV are properly treated (x) as partnerships for federal income tax purposes and (y) not as "publicly traded partnerships".

          (v) Arthur Andersen LLP, who have certified certain financial statements of SCI and its subsidiaries are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          (w) The REIT management agreement (the "REIT Management Agreement") described in the Prospectus as amended or supplemented has been duly authorized, executed and delivered by SCI and Security Capital Industrial Incorporated (the "REIT Manager") and constitutes a legal, valid and binding agreement enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the execution and delivery of such agreement and the performance thereof by SCI and the REIT Manager are within the power and authority of SCI and the REIT Manger, do not violate any provision of or constitute a default under any agreement or instrument to which SCI or the REIT Manager is a party or by which SCI or the REIT Manager is bound, and do not require the consent, approval, authorization or order of any court or governmental agency or body.

          (x) Each of the partnership agreements (the "Partnership Agreements") of SCI Limited Partnership-I, SCI Limited Partnership-II, SCI Limited Partnership-III and SCI Limited Partnership-IV described in SCI's 1996 Annual Report on Form 10-K incorporated by reference in the Prospectus has been duly authorized, executed and delivered by SCI or a wholly owned subsidiary thereof and constitutes a legal, valid and binding agreement enforceable in accordance with its terms, except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability; and the execution and delivery of each such agreement and the performance thereof by SCI or such subsidiary are within the power and authority of SCI or such subsidiary, did not and do not violate any provision of or constitute a default under any agreement or instrument to which SCI or such subsidiary is a party or by which SCI or such subsidiary is bound, and do not require the consent, approval, authorization or order of any court or governmental agency or body.

          (y) The mortgages and deeds of trust encumbering the properties and assets described in the Prospectus are not convertible and neither SCI, the REIT Manager or any of their respective subsidiaries holds a participation interest therein and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned by SCI or any of its Subsidiaries.


                                      II.

          SCI hereby agrees to sell to the Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from SCI the respective principal amount of the Securities set forth opposite the name of such Underwriter on Schedule A at 98.897% of their principal amount -- the purchase price -- plus accrued interest from July 1, 1997 to the date of payment and delivery.


                                      III.

          SCI is advised by the Underwriters that the Underwriters propose to make a public offering of the Securities as soon after this Agreement has become effective as in judgment of the Underwriters is advisable. SCI is further advised by the Underwriters that the Secu-rities are to be offered to the public initially at 99.772% of their principal amount -- the public offering price -- plus accrued interest and to certain dealers selected by the Underwriters at a price that represents a concession not in excess of .500% of their principal amount under the public offering price, and that the Underwriters may allow, and such dealers may reallow, a concession, not in excess of .250% of their principal amount, to the Underwriters or to certain other dealers.


                                      IV.

          Payment for the Securities shall be made by certified or official bank check or checks payable to the order of, or by wire transfer to, SCI of same day funds at the office of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, at 10:00 A.M., local time, on July 11, 1997, or at such other time on the same or such other date, not later than July 16, 1997, as shall be designated in writing by Goldman, Sachs & Co. The time and date of such payment are hereinafter referred to as the Closing Date.

          Payment for the Securities shall be made against delivery to the Underwriters of the Securities registered in such names and in such denominations as the Underwriters shall request in writing not later than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid.


                                       V.

          The obligations of the Underwriters hereunder are subject to the following conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review or a possible change that does not indicate the direction of the possible change, in the rating accorded any of SCI's securities by any nationally recognized statistical rating organization, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of SCI and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in the judgment of the Underwriters, is material and adverse and that makes it, in the judgment of the Underwriters, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

     (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer and Secretary of SCI, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of SCI contained in this Agreement are true and correct as of the Closing Date and that SCI has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

     (c) The Underwriters shall have received on the Closing Date an opinion of Mayer, Brown & Platt, counsel for SCI, dated the Closing Date, to the effect that

          (i) SCI has been duly organized, is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, has the trust power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on SCI and its Subsidiaries, taken as a whole;

          (ii) each of the subsidiaries of SCI has been duly organized, is validly existing as a corporation, partnership or trust, as the case may be, in good standing under the laws of the jurisdiction of its organization, has the power and authority (corporate or other) to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on SCI and its Subsidiaries, taken as a whole;

          (iii) SCI has an authorized capitalization as set forth in the Prospectus and all of the issued shares of beneficial interest of SCI have been duly and validly authorized and issued and are fully paid and, except as described in the Prospectus, non-assessable; and all of the issued shares of capital stock or other equity interest of each subsidiary of SCI have been duly and validly authorized and issued, are fully paid and, with respect to subsidiaries that are corporations, non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by SCI, free and clear of all perfected liens, encumbrances, equities or claims;

          (iv) this Agreement has been duly authorized, executed and delivered by SCI;

          (v) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by SCI and is a valid and binding agreement of SCI, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

          (vi) the Securities have been duly authorized, executed and delivered by SCI and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of SCI, enforceable in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

          (vii) neither SCI nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its declaration of trust, by-laws or joint venture agreement or other governing instruments or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which SCI or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to SCI and its Subsidiaries taken as a whole; the issue and sale of the Securities and the performance by SCI of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which SCI or any of its Subsidiaries is a party or by which SCI or any of its Subsidiaries is bound or to which any of the property or assets of SCI or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the declaration of trust or the by-laws of SCI or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over SCI, its Subsidiaries or any of their respective properties, the violation of which would have a material adverse effect on SCI and its Subsidiaries taken as a whole or on the consummation of the transactions contemplated by this Agreement or the Indenture or on the validity and enforceability of the Securities and the Indenture;

          (viii) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or consents, approvals, authorizations, registrations or qualifications the failure of which to obtain would not have a material adverse effect on SCI and its Subsidiaries taken as a whole or on the consummation of the transactions contemplated by this Agreement or the Indenture or on the validity and enforceability of the Securities and the Indenture;

          (ix) the statements (1) in the Basic Prospectus under the captions "Federal Income Tax Considerations," "Plan of Distribution" and "Description of Debt Securities", (2) in the Prospectus Supplement under the caption "Description of Notes" and (3) incorporated by reference in the Prospectus from Item 3 of Part I of SCI's Annual Report on Form 10-K most recently filed with the Commission, incorporated by reference in the Prospectus from Item 1 of Part II of SCI's Quarterly Report on Form 10-Q, if any, filed with the Commission since such Annual Report, incorporated by reference in the Prospectus from Item 5 of SCI's Current Reports on Form 8-K, if any, filed with the Commission since such Annual Report and in the Registration Statement under Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents and proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings in all material respects and are true and correct in all material respects;

          (x) other than as set forth or contemplated in the Prospectus, to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which SCI or any of its Subsidiaries is or may be a party or to which any property of SCI or its Subsidiaries is or may be the subject which, if determined adversely to SCI or such Subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on SCI and its Subsidiaries taken as a whole; to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

          (xi) the Indenture and the Securities conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus;

          (xii) SCI is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

          (xiii) The REIT Manager has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to conduct its business as described in the Prospectus;

          (xiv) The REIT Management Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes a legal, valid and binding agreement enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the execution and delivery of such agreement and the performance thereof by SCI and the REIT Manager are within the power and authority of SCI and the REIT Manager, do not violate any provision of or constitute a default under any material agreement or instrument known to such counsel to which SCI or the REIT Manager is a party or by which SCI or the REIT Manager is bound, and do not require the consent, approval, authorization or order of any court or governmental agency or body;

          (xv) SCI has qualified to be taxed as a real estate investment trust pursuant to the Internal Revenue Code, for its taxable years ended December 31, 1993, 1994, 1995 and 1996, and SCI's present and contemplated organization, ownership, method of operation, assets and income are such that SCI is in a position under present law to so qualify for the fiscal year ending December 31, 1997 and in the future; SCI Limited Partnership-I, SCI Limited Partnership-II, SCI Limited Partnership-III and SCI Limited Partnership-IV are properly treated (x) as partnerships for federal income tax purposes and (y) not as "publicly traded partnerships";

          (xvi) The investments of SCI described in the Prospectus are permitted investments under the declaration of trust of SCI;

          (xvii) the Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceeding therefor initiated or threatened by the Commission; and

          (xviii) such counsel (1) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules included or incorporated by reference therein as to which such counsel need not express any opinion) comply as to form in all material respects with the

     Securities Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder, (2) is of the opinion that each document incorporated by reference in the Registration Statement and Prospectus (except for financial statements and schedules as to which such counsel need not express any opinion) complies as to form in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder, (3) believes that (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (4) believes that (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus as of its date and as of the Closing Date does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion, Mayer, Brown & Platt may rely as to matters governed by the laws of states other than Illinois, New York or Federal laws on local counsel in such jurisdictions, provided that in each case Mayer, Brown & Platt shall state that they believe that they and the Underwriters are reasonably justified in relying on such other counsel. In rendering the opinions contained in paragraphs (ix) (insofar as said opinion refers to information in the Prospectus under the caption "Federal Income Tax Considerations") and (xv), such opinions may be based upon (a) the Internal Revenue Code, as amended, and the rules and regulations promulgated thereunder and the interpretations of the Internal Revenue Code and such regulations by the courts and the Internal Revenue Service, all as they are in effect and exist at the time of this opinion, (b) Maryland and Delaware law existing and applicable to SCI and its Subsidiaries, (c) facts and other matters set forth in the Prospectus, (d) the provisions of the declaration of trust of SCI, the agreements relating to the properties owned by SCI and the REIT Management Agreement, and (e) certain statements and representations as to factual matters made by SCI to Mayer, Brown & Platt as set forth in an attachment thereto.

     (d) The Underwriters shall have received on the Closing Date an opinion of Jeffrey A. Klopf, Senior Vice President and Secretary of SCI, to the effect that

          (i) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the best of his knowledge, threatened to which SCI or any of its Subsidiaries is or may be a party or to which any property of SCI or its Subsidiaries is or may be the subject which, if determined adversely to SCI or such Subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on SCI and its Subsidiaries taken as a whole; to the best of his knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; he does not know of any amendment to the Registration Statement required to be filed; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or the documents incorporated by reference therein or required to be described in the Registration Statement or the Prospectus which are not filed or incor-porated by reference or described as required; and

          (ii) Each of the Joint Ventures has been duly organized is validly existing as a joint venture in good standing under the laws of the jurisdiction of its organization, has the power (corporate or other) and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on

     SCI and its Subsidiaries, taken as a whole; SCI owns the outstanding joint venture interests of each Joint Venture in the percentage amounts specified in Annex B hereto, directly or indirectly, free and clear of all perfected liens, encumbrances, equities or claims, except with respect to the terms of the provisions of the respective joint venture agreements;

     (e) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (v),
(vi), (xvii) and (xviii) of paragraph (c) above.

          With respect to subparagraph (xviii) of paragraph (c), Mayer, Brown & Platt and Skadden, Arps, Slate, Meagher & Flom LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

     (f) The Underwriters shall have received, on the Closing Date, a letter dated the Closing Date, in form and substance satisfactory to the Underwriters, from Arthur Andersen LLP, independent public accountants for SCI, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.


                                      VI.

          In further consideration of the agreements of the Underwriters herein contained, SCI covenants as follows:

          (a) To furnish to the Underwriters, without charge, three signed copies of the Registration Statement (including exhibits and documents incorporated by reference therein and any amendments there-

     to) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Underwriters may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to the Underwriters a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriters reasonably object.

          (c) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel to the Underwriters the Prospectus is required by law to be delivered in connection with sales by the Underwriters or a dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel to the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to SCI) to which Securities may have been sold by the Underwriters, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To file the Prospectus in a form approved by the Underwriters pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date hereof.

          (e) To file promptly all reports and any definitive proxy or information statements required to be filed by SCI with the Commission pursuant to

0
     Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise the Underwriters promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information with respect thereto or with respect to any documents filed under the Exchange Act, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by SCI of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (f) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Underwriters may designate.

          (g) To make generally available to SCI's security holders and to the Underwriters as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (h) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell contract to sell or otherwise dispose of any debt securities of SCI or warrants to purchase debt securities of SCI substan-tially similar to the Securities (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of Goldman, Sachs & Co.

          (i) To pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Securities, including any transfer taxes payable in connection with the transfer of the Securities to the Underwriters, (iii) the fees and disbursements of SCI's counsel and accountants, (iv) the qualification of the Securities under state securities or Blue Sky laws in accordance with the provisions of paragraph (f), including filing fees and the fees and disbursements of counsel to the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Memoranda, (v) the printing and delivery to the Underwriters, in quantities as hereinabove stated, copies of the Registration Statement and all amendments thereto, of each preliminary prospectus and the Prospectus and any amendments or supplements thereto, and documents incorporated by reference and all amendments thereto, and (vi) the printing and delivery to the Underwriters of copies of any Blue Sky Memoranda.


                                      VII.

          SCI agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by such Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if SCI shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriters furnished to SCI by Goldman, Sachs & Co. in writing expressly for use therein.

          The Underwriters agree, severally and not jointly, to indemnify and hold harmless SCI, its Trustees, its officers who sign the Registration Statement and each person, if any, who controls SCI within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from SCI to the Underwriters, but only with reference to information relating to the Underwriters furnished to SCI in writing by Goldman, Sachs & Co. expressly for use in the Registration
Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Goldman, Sachs & Co., in the case of parties indemnified pursuant to the second preceding paragraph, and by SCI, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first or second paragraph of this Article VII is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by SCI on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of SCI on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by SCI on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by SCI and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of SCI on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by SCI, or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          SCI and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Article VII were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Article VII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution provisions contained in this Article VII and the representations and warranties of SCI contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any controlling person or by or on behalf of SCI, its officers or trustees or any person controlling SCI and (iii) acceptance of and payment for any of the Securities. The Underwriters' respective obligations to contribute pursuant to this Article VII are several in proportion to their respective purchase obligations and not joint.


                                     VIII.

          This Agreement shall be subject to termination by notice given by the Underwriters to SCI, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange,
(ii) trading of any securities of SCI shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and
(b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in the judgment of the Underwriters, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.


                                      IX.

          This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of SCI to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason SCI shall be unable to perform its obligations under this Agreement, SCI will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel to the Underwriters) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.


                                       X.
          If either of the Underwriters shall fail to purchase the Securities which it is obligated to purchase on the Closing Date under this Agreement and arrangements satisfactory to the non-defaulting Underwriter and SCI are not made within thirty-six (36) hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter.

          No action taken pursuant to this Article shall relieve the defaulting Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the non-defaulting Underwriter or SCI shall have the right to postpone the Closing Date for a period not exceeding seven (7) days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person not identified in this Agreement who purchases Securities which a defaulting Underwriter is obligated, but fails, to purchase.

                                      XI.

          This Agreement shall inure to the benefit of and be binding upon SCI, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.


                                      XII.

          Under the terms of SCI's declaration of trust, all persons dealing with SCI shall look solely to SCI's property for satisfaction of claims of any nature, and no trustee, officer, agent or shareholder of SCI shall be held to any person liable in tort, contract or otherwise as the result of the execution and delivery of this Agreement by SCI.


                                     XIII.

          All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to Goldman, Sachs & Co. at 85 Broad Street, New York, New York 10004 (facsimile number: (212) 902-3000); Attention: Registration Department. Notices to SCI shall be given to it c/o SC Group Incorporated Administrative Center, at 7777 Market Center Avenue, El Paso, Texas 79912 (facsimile number: (505) 988-8920);
Attention:  Jeffrey A. Klopf, Senior Vice President.

          This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                       Very truly yours,

                                       SECURITY CAPITAL INDUSTRIAL TRUST



                                       By________________________________
                                          Name:
                                          Title:



Accepted, July 8, 1997


GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.


By_________________________
    (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                                                      Schedule A

Name of Underwriter                                            Principal Amount
-------------------                                            of Notes
                                                               ----------------


Goldman, Sachs & Co.....................................        $ 60,000,000
J.P. Morgan Securities, Inc.............................          40,000,000

Total...................................................        $100,000,000

                                    Sch A-1

                                                                         Annex A




Name of Subsidiary
------------------

SCI Limited Partnership - I
SCI Limited Partnership - II
SCI Limited Partnership - III
SCI Limited Partnership - IV
SCI-Alabama (1) Incorporated
SCI-Alabama (2) Incorporated
Security Capital Alabama Industrial Trust
SCI-North Carolina (1) Incorporated
SCI-North Carolina (2) Incorporated
SCI-North Carolina Limited Partnership
SCI Houston Holdings, Inc.
SCI IV, Inc.
Security Capital Industrial Management Incorporated
SCI Mexico Industrial Trust
International Industrial Investments Incorporated
Security Capital Logistar International Incorporated
Security Capital Logistar Management Services Incorporated

                                                                         Annex B



                                                            Percentage Interest
Name of Joint Venture                                       Owned by SCI
---------------------                                       -------------------

1440 Goodyear Partners                                                73%
Red Mountain Joint Venture                                            70%